Exhibit 99.2

URBAN EDGE PROPERTIES

SUPPLEMENTAL DISCLOSURE
PACKAGE

Quarter ended March 31, 2015

Urban Edge Properties
888 7th Avenue, New York, NY 10019
NY Office: 212-956-2556
www.uedge.com

URBAN EDGE PROPERTIES
SUPPLEMENTAL DISCLOSURE
March 31, 2015
(unaudited)

TABLE OF CONTENTS
Page
Overview
Summary Financial Results and Ratios	1

Consolidated and Combined Financial Statements
Consolidated and Combined Balance Sheets	2
Consolidated and Combined Statements of Income	3

Non-GAAP Financial Measures
Supplemental Schedule of Net Operating Income	4
Earnings Before Interest, Taxes, Depreciation and Amortization	5
Consolidated Statements of Funds from Operations	6

Supplemental Data
Market Capitalization, Debt Ratios and Liquidity	7
Additional Disclosures	8

Leasing Data
Tenant Concentration - Top Twenty-Five Tenants	9
Recent Leasing Activity	10
Retail Portfolio Lease Expiration Schedule	11

Property Data
Property Status Report	12
Development and Redevelopment Projects	16

Debt Schedules
Debt Summary	17
Mortgage Debt Summary and Maturity Schedule	18

URBAN EDGE PROPERTIES
DISCLOSURES
As of March 31, 2015

Forward Looking Statements
Certain statements contained in this Supplemental Disclosure Package constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this Supplemental Disclosure Package. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Risk Factors” in Part I, Item 1A, of our Annual Report on Form 10-K for the year ended December 31, 2014, as amended.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this Press Release. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this Supplemental Disclosure Package.
Basis of Presentation
The information contained in the Supplemental Disclosure Package does not purport to disclose all items required by GAAP and is unaudited information. The company’s Form 10-K should be read in conjunction with this Supplemental Disclosure Package. The results of operations of any property acquired are included in the Company's financial statements since the date of its acquisition, although such properties may be excluded from certain metrics disclosed in this Supplemental Disclosure Package.
Use of Funds from Operations, Net Operating Income and Earnings Before Interest, Taxes, Depreciation and Amortization as a Non-GAAP Financial Measure
Urban Edge Properties ("we", "our", the "Company") believes Funds From Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of its operating performance that is a recognized metric used extensively by the real estate industry and, in particular REITs. The National Association of Real Estate Investment Trusts (“NAREIT”) stated in its April 2002 White Paper on FFO, “Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” The Company also believes that Recurring FFO is a useful supplemental measure of its core operating performance that facilitates comparability of historical financial periods. FFO, as defined by NAREIT, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of, or impairment charges related to, depreciable operating properties, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company makes certain adjustments to FFO, which it refers to as Recurring FFO, to account for items it does not believe are representative of ongoing operating results, including transaction costs associated with acquisition and disposition activity and non-recurring revenue and expenses. The Company believes that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from its FFO and Recurring FFO measures. The Company's method of calculating FFO and Recurring FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

The Company uses Net Operating Income (NOI), which is a non-GAAP financial measure, internally as a performance measure and believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates and operating costs on an unleveraged basis. In this release, the Company has provided NOI information on a same-property basis. Information provided on a same-property basis includes the results of properties that were owned and operated for the entirety of the reporting periods being compared and excludes properties for which significant redevelopment occurred or are in the foreclosure process during the periods being compared.

EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. The Company makes certain adjustments to EBITDA, which it refers to as Adjusted EBITDA, to account for items it does not believe are representative of ongoing operating results. Given the nature of the Company's business as a real estate owner and operator, it believes that the use of EBITDA and Adjusted EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of its operational performance because these computations exclude various items included in earnings that do not relate to or are not indicative of its operating performance, such as gains and losses on sales of real estate and depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, the Company believes that the use of EBITDA and Adjusted EBITDA as opposed to earnings in various ratios, provides a meaningful performance measure as it relates to the Company's ability to meet various coverage tests for the stated periods.

EBITDA and Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company's financial performance, or as an alternative to cash flow from operating activities as a measure of its liquidity. The Company's computation of EBITDA and Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing the Company’s financial performance.

FFO, Recurring FFO, NOI, same-property NOI, EBITDA and Adjusted EBITDA are presented to assist investors in analyzing the Company’s operating performance. Neither FFO nor Recurring FFO (i) represents cash flow from operations as defined by GAAP, (ii) is indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is an alternative to cash flow as a measure of liquidity, or (iv) should be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance. The Company believes net income attributable to common shareholders is the most directly comparable GAAP financial measure to FFO and Recurring FFO while income before income taxes is the most directly comparable GAAP financial measure to NOI and same-property NOI and net income (loss) is the most directly comparable GAAP financial measure to EBITDA and adjusted EBITDA. Reconciliations of these measures to their respective comparable GAAP measures have been provided in the accompanying tables.

URBAN EDGE PROPERTIES
SUMMARY FINANCIAL RESULTS AND RATIOS
For the three months ended March 31, 2015 and 2014 (unaudited)
(in thousands, except per share, rent psf and financial ratio data)

For the three months ended
March 31, 2015
Summary Financial Results
Total revenue	$83,783
General & administrative expenses (G&A) - Adjusted(1)	$5,183
Adjusted EBITDA	$47,580
Net income (loss) attributable to common shareholders	$(11,463)
Earnings (loss) per basic/diluted share	$(0.12)
Funds from operations (FFO)	$1,515
FFO per diluted share	$0.01
Recurring FFO	$31,670
Recurring FFO per diluted share	$0.30
Total dividends paid per share	$0.20
Stock trading price low-high range(5)	$23.25 to $24.67
Weighted average shares used in EPS computations(4)	99,248
Weighted average shares used in FFO computations(2)	105,170

Summary Property, Operating and Financial Data
# of Total properties	83
Gross leasable area (GLA) - retail portfolio(6)(8)	13,879,000
Weighted average annual rent psf - retail portfolio(6)(8)	$16.55
Consolidated occupancy at end of period	93.6%
Consolidated retail portfolio occupancy at end of period(8)	95.8%
Same-property retail portfolio occupancy at end of period(8)	96.5%
Same-property retail portfolio physical occupancy at end of period(7)(8)	94.9%
Same-property NOI growth - cash basis(3)	2.7%
Same-property NOI growth, including redevelopment properties	2.7%
NOI margin - Total portfolio	61.3%
Expense recovery ratio - Total Portfolio	93.8%
New, renewal and option rent spread - cash basis	10.0%
Net debt to equity market capitalization	42.2%
Net debt to Adjusted EBITDA	5.5x
Adjusted EBITDA to interest expense	3.1x
Adjusted EBITDA to fixed charges	2.5x

(1) G&A expenses for the three months ended March 31, 2015 excludes $7.1 million for one-time equity expenses associated with the spin-off and $1.7 million reclassified to property operating expenses.
(2) Weighted average diluted shares used to calculate FFO per share and Recurring FFO per share for all periods presented is higher than the GAAP diluted weighted average shares as a result of the dilutive impact of the 5.9 million units of limited partnership interests in the operating partnership which are redeemable for shares of our common stock. These redeemable units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is anti-dilutive.
(3) Information provided on a same-property basis is provided for properties we consolidated, owned and operated for the entirety of both periods being compared, except for properties for which redevelopment occurred during either of the periods being compared.
(4) Dilutive shares are excluded from the weighted average shares used in EPS computations as the Company is in a net loss position and their effects are anti-dilutive.
(5) Stock trading price high/low range during the three months ended as reported based on the closing market prices from January 15, 2015 (first day of "regular-way" trading of Company shares on the New York Stock Exchange) through March 31, 2015.
(6) GLA - retail portfolio excludes 942,000 square feet of warehouses. Weighted average annual rent per square foot for our retail portfolio and warehouses was $16.18.
(7) Physical occupancy includes tenants that have access to their leased space and includes dark and paying tenants.
(8) Our retail portfolio includes shopping centers and malls.

URBAN EDGE PROPERTIES
CONSOLIDATED AND COMBINED BALANCE SHEETS
As of March 31, 2015 (unaudited) and December 31, 2014
(in thousands)

	March 31,	December 31,
	2015	2014
ASSETS	(Unaudited)
Real estate, at cost:
Land	$378,096	$378,096
Buildings and improvements	1,633,649	1,632,228
Construction in progress	11,864	8,545
Leasehold improvements and equipment	3,796	3,935
Total	2,027,405	2,022,804
Accumulated depreciation and amortization	(479,254)	(467,503)
Real estate, net	1,548,151	1,555,301
Cash and cash equivalents	199,011	2,600
Cash held in escrow and restricted cash	12,935	9,967
Tenant and other receivables, net of allowance for doubtful accounts of $2,350 and $2,432, respectively	12,485	11,424
Receivable arising from the straight-lining of rents	89,281	89,199
Identified intangible assets, net of accumulated amortization of $21,299 and $20,672, respectively	34,089	34,775
Deferred leasing costs, net of accumulated amortization of $12,483 and $12,121, respectively	17,412	17,653
Deferred financing costs, net of accumulated amortization of $6,338 and $6,813, respectively	12,943	10,353
Prepaid expenses and other assets	10,161	10,257
	$1,936,468	$1,741,529
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable	$1,253,889	$1,288,535
Identified intangible liabilities, net of accumulated amortization of $64,092 and $62,395, respectively	158,612	160,667
Accounts payable and accrued expenses	32,705	26,924
Other liabilities	9,187	6,540
Total liabilities	1,454,393	1,482,666
Commitments and contingencies
Redeemable noncontrolling interests	143,675	—
Shareholders’ equity:
Common shares: $0.01 par value; 500,000,000 shares authorized and 99,262,413 shares issued and outstanding	992	—
Additional paid-in capital	366,306	—
Accumulated earnings (deficit)	(29,245)	—
Noncontrolling interest	347	341
Vornado equity	—	258,522
Total equity	338,400	258,863
	$1,936,468	$1,741,529

URBAN EDGE PROPERTIES
CONSOLIDATED AND COMBINED STATEMENTS OF INCOME
For the three months ended March 31, 2015 and 2014 (unaudited)
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2015	2014
REVENUE
Property rentals	$57,586	$57,424
Tenant expense reimbursements	24,303	24,797
Other income	1,894	411
Total revenue	83,783	82,632
EXPENSES
Depreciation and amortization	13,732	13,598
Real estate taxes	12,824	12,666
Property operating	16,523	16,566
General and administrative	12,326	5,109
Ground rent	2,514	2,556
Transaction costs	21,859	—
Provision for doubtful accounts	323	369
Total expenses	80,101	50,864
Operating income	3,682	31,768
Interest income	11	9
Interest and debt expense	(15,169)	(13,130)
Income (loss) before income taxes	(11,476)	18,647
Income tax expense	(541)	(731)
Net income (loss)	(12,017)	17,916
Less net (income) loss attributable to noncontrolling interests in:
Limited partnership interests in operating partnership	560	—
Consolidated subsidiaries	(6)	(5)
Net income (loss) attributable to common shareholders	$(11,463)	$17,911

Earnings (loss) per common share - Basic:	$(0.12)	$0.18
Earnings (loss) per common share - Diluted:	$(0.12)	$0.18
Weighted average shares outstanding	99,248	99,248

Cash dividends declared per common share	$0.20	$—

URBAN EDGE PROPERTIES
SUPPLEMENTAL SCHEDULE OF NET OPERATING INCOME
For the three months ended March 31, 2015 and 2014 (unaudited)
(in thousands)

	Three Months Ended March 31,		Percent Change
	2015	2014
Total net operating income(1)
Property rentals	$57,586	$57,424
Tenant expense reimbursements	24,303	24,797
Other income	1,359	411
Total revenue	83,248	82,632	0.7%
Real estate taxes	(12,824)	(12,666)
Property operating	(16,523)	(16,566)
Ground rent	(2,514)	(2,556)
Provision for doubtful accounts	(323)	(369)
Total property operating expenses	(32,184)	(32,157)	0.1%
Net operating income - total portfolio	$51,064	$50,475	1.2%

NOI margin (NOI / Total revenue)	61.3%	61.1%

Same-property cash NOI(2)
Property rentals	$50,559	$49,806
Tenant expense reimbursements	22,663	23,329
Other income	72	21
Total revenue	73,294	73,156	0.2%
Real estate taxes	(11,908)	(11,763)
Property operating	(13,337)	(14,534)
Ground rent	(2,165)	(2,190)
Provision for doubtful accounts	(335)	(306)
Total property operating expenses	(27,745)	(28,793)	(3.6)%
Same-property cash NOI(3)	45,549	44,363	2.7%

Growth in same-property NOI(3)	2.7%

Same-property physical occupancy	94.9%	94.9%
Same-property leased occupancy	96.5%	95.5%
Number of properties included in same-property analysis	80

(1) NOI is presented on a GAAP basis.
(2) Excludes the effects of straight-line rent, above/below-market rents, lease termination fees and other items that affect the comparability of the same-property results, if any.
(3) The same-property pool for both NOI and occupancy includes retail properties the Company consolidated, owned and operated for the entirety of both periods being compared and excludes properties for which significant redevelopment occurred during either of the periods being compared, or properties in foreclosure.

URBAN EDGE PROPERTIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)
For the three months ended March 31, 2015 and 2014 (unaudited)
(in thousands)

	Three Months Ended March 31,
	2015	2014
Net income (loss)	$(12,017)	$17,916
Depreciation and amortization	13,732	13,598
Interest and debt expense	14,485	12,740
Amortization of deferred financing fees	684	390
Income tax expense	541	731
EBITDA	17,425	45,375
Adjustments for Adjusted EBITDA:
Transaction costs related to the spin-off	21,859	—
One-time equity awards related to the spin-off	7,143	—
Environmental remediation costs	1,379	—
Tenant settlement income	(1,260)	—
Debt restructuring expenses	1,034	—
Adjusted EBITDA	$47,580	$45,375

Interest and debt expense(1)	$15,169	$13,130

Adjusted EBITDA to interest expense	3.1x	3.5x

Fixed charges
Interest and debt expense(1)	$15,169	$13,130
Scheduled principal amortization	3,687	3,599
Total fixed charges	$18,856	$16,729

Adjusted EBITDA to fixed charges	2.5x	2.7x

(1) Includes amortization of deferred financing fees

URBAN EDGE PROPERTIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the three months ended March 31, 2015 and 2014 (unaudited)
(in thousands, except per share data)

	Three Months Ended March 31,
	2015		2014
		Per Share(3)		Per Share(3)
Net income (loss) attributable to common shareholders	$(11,463)	$(0.11)	$17,911	$0.17
Adjustments:
Rental property depreciation and amortization	13,538	0.13	13,486	0.13
Limited partnership interests in operating partnership(1)	(560)	(0.01)	—	—
Funds From Operations	1,515	0.01	31,397	0.30
Transaction costs related to the spin-off	21,859	0.21	—	—
One-time equity awards related to the spin-off	7,143	0.07	—	—
Environmental remediation costs	1,379	0.01	—	—
Tenant settlement income	(1,260)	(0.01)	—	—
Debt restructuring expenses	1,034	0.01	—	—
Recurring Funds From Operations	$31,670	$0.30	$31,397	$0.30

Weighted Average Diluted Shares(2)	105,170		105,170
(1) Represents earnings allocated to LTIP and OP unit holders for unissued common shares held by the Company which have been excluded for purposes of calculating earnings per diluted share for all periods presented. FFO and Recurring FFO calculations include earnings allocated to LTIP and OP unit holders and the respective weighted average share totals include the redeemable shares outstanding as their inclusion is dilutive.
(2) Weighted average diluted shares used to calculate FFO per share and Recurring FFO per share for all of the periods presented are higher than the GAAP diluted weighted average shares as a result of the dilutive impact of the 6.1 million OP and LTIP units which are redeemable into our common stock. These redeemable units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is anti-dilutive.
(3) Reflects per diluted share impact of each component presented

URBAN EDGE PROPERTIES
MARKET CAPITALIZATION, DEBT RATIOS, AND LIQUIDITY
As of March 31, 2015 (unaudited)
(in thousands, except share data)

	March 31, 2015
Closing market price of common stock	$23.70
Common stock shares
Basic common shares	99,250,071
Diluted common shares:
Unvested restricted common shares (treasury method, closing price)	12,342
LTIP units (redeemable into common shares)	390,969
OP units (redeemable into common shares)	5,717,184
Diluted common shares	105,370,566

Equity market capitalization	$2,497,282

Total consolidated debt	$1,253,889
Cash and cash equivalents	(199,011)
Net debt	$1,054,878

Net Debt to Adjusted EBITDA(1)	5.5	x

Total debt	$1,253,889
Equity market capitalization	2,497,282
Total market capitalization	$3,751,171

Net debt to total market capitalization at applicable market price	28.1%

Gross real estate investments	$2,027,405

Net debt to gross real estate investments	52.0%

(1) Adjusted EBITDA for the period has been annualized.

URBAN EDGE PROPERTIES
ADDITIONAL DISCLOSURES
For the three months ended March 31, 2015 and 2014 (unaudited)
(in thousands)

	Three Months Ended March 31,
	2015	2014
Certain non-cash items:
Straight-line rental income(1)	$83	$341
Amortization of below-market lease intangibles, net(1)	1,986	1,943
Straight-line ground rent expense(2)	(106)	(123)
Amortization of below-market lease intangibles, lessee(2)	(243)	(243)
Amortization of deferred financing fees(4)	(684)	(390)
Share-based compensation expense(3)	7,441	—

Capital expenditures:
Development and redevelopment costs	3,597	2,566
Maintenance capital expenditures	1,888	140
Leasing commissions	354	293
Tenant improvements and allowances	77	2,045
Total capital expenditures	$5,916	$5,044

	March 31, 2015	December 31, 2014
Prepaid expenses and other assets:
Other assets	$2,912	$2,983
Prepaid expenses:
Real estate taxes	3,851	4,298
Insurance	2,501	2,121
Rent	692	692
Licenses/Fees	205	163
Total prepaid expenses and other assets	$10,161	$10,257

Accounts payable and accrued expenses:
Tenant prepaid/deferred revenue	$11,889	$11,253
Accrued capital expenditures	4,636	2,881
Interest payable	3,755	3,219
Tenant security deposits	3,528	3,595
Income and other tax payable	2,997	2,475
Other	5,900	3,501
Total accounts payable and accrued expenses	$32,705	$26,924

(1) Amounts included in the financial statement line item "Property rentals" in the consolidated and combined statements of income.
(2) Amounts included in the financial statement line item "Ground rent" in the consolidated and combined statements of income.
(3) Includes $7.1 million of one-time expenses associated with the issuance of LTIP awards.
(4) Amounts included in the financial statement line item "Interest and debt expense" in the consolidated and combined statements of income.

URBAN EDGE PROPERTIES
TENANT CONCENTRATION - TOP TWENTY-FIVE TENANTS
As of March 31, 2015 (unaudited)

Tenant	Number of stores	Square feet	% of total square feet	Annualized base rent	% of total annualized base rent	Weighted average annual rent per square foot	Average remaining term of ABR(1)
The Home Depot	7	865,353	6.2%	$14,053,644	6.4%	$16.24	16.0
Wal-Mart/Sam's Wholesale	9	1,438,730	10.4%	10,627,356	4.8%	7.39	10.8
The TJX Companies, Inc.	15	542,522	3.9%	8,598,708	3.9%	15.85	6.6
Lowe's	6	976,415	7.0%	8,525,004	3.9%	8.73	12.5
Stop & Shop / Koninklijke Ahold NV	8	633,151	4.6%	7,034,100	3.2%	11.11	6.9
Kohl's	8	716,345	5.2%	6,713,772	3.0%	9.37	6.6
Best Buy Co. Inc.	7	312,952	2.3%	6,443,256	2.9%	20.59	8.9
ShopRite	5	336,612	2.4%	5,421,312	2.5%	16.11	7.7
BJ's Wholesale Club	4	454,297	3.3%	5,278,620	2.4%	11.62	11.6
Sears Holdings, Inc. (Sears and Kmart)	4	547,443	3.9%	5,154,144	2.3%	9.41	29.8
PetSmart, Inc.	9	235,309	1.7%	5,081,328	2.3%	21.59	5.0
Toys "R" Us	7	285,858	2.1%	3,685,512	1.7%	12.89	7.1
Staples, Inc.	8	167,554	1.2%	3,588,708	1.6%	21.42	4.5
Target	2	297,856	2.1%	3,448,668	1.6%	11.58	17.0
Whole Foods	2	100,682	0.7%	3,365,568	1.5%	33.43	12.7
Century 21	1	156,649	1.1%	3,085,620	1.4%	19.70	11.8
Dick's Sporting Goods	3	151,136	1.1%	2,971,812	1.3%	19.66	3.8
24 Hour Fitness	1	53,750	0.4%	2,289,756	1.0%	42.60	16.8
Petco	7	111,642	0.8%	2,191,956	1.0%	19.63	5.3
National Wholesale Liquidator	1	171,216	1.2%	2,077,692	0.9%	12.13	7.8
LA Fitness	3	122,690	0.9%	2,058,672	0.9%	16.78	10.6
Bed Bath & Beyond	4	143,973	1.0%	1,874,976	0.9%	13.02	5.9
The Gap, Inc.	5	67,768	0.5%	1,848,312	0.8%	27.27	3.1
Sleepy's	11	61,879	0.4%	1,717,848	0.8%	27.76	5.1
REI	2	48,237	0.3%	1,668,840	0.8%	34.60	5.4

Total/Weighted Average	139	9,000,019	64.7%	$118,805,184	53.8%	$13.20	10.5

(1) In years, excluding tenant renewal options. Total top twenty-five tenants is weighted based on annualized base rent ("ABR").

Note: Amounts shown in the table above include all retail properties including those in redevelopment.

URBAN EDGE PROPERTIES
RECENT LEASING ACTIVITY
For the three months ended March 31, 2015 (unaudited)

Category	Total Leases	Total Sq. Ft.	Same Space Leases	Same Space Sq. Ft.	Prior Rent PSF	New Rent PSF	Rent Spread(1)	Same Space TIs PSF(2)

New Leases	6	60,547	5	57,499	$10.15	$14.76	45.4%	$18.82
Renewals & Options	18	311,965	18	311,965	17.68	18.78	6.2%	—
Total/Average New, Renewals & Options	24	372,512	23	369,464	$16.50	$18.15	10.0%	$2.93

(1)Excluding the Community Aid deal at Lancaster, the rent spread on new leases would be 13.4% instead of 45.4% and the rent spread in total would be 6.9% instead of 10.0%
(2) Includes both tenant improvements and landlord contributions.

URBAN EDGE PROPERTIES
RETAIL PORTFOLIO LEASE EXPIRATION SCHEDULE
As of March 31, 2015 (unaudited)

	ANCHOR TENANTS (SF>=10,000)				SHOP TENANTS (SF<10,000)				TOTAL TENANTS
Year(1)	# of leases	Square Feet	% of Total SF	Avg Annual Base Rent PSF(2)	# of leases	Square Feet	% of Total SF	Avg Annual Base Rent PSF(2)	# of leases	Square Feet	% of Total SF	Avg Annual Base Rent PSF(2)

M-T-M	1	13,000	0.1%	$28.71	11	25,000	1.3%	$31.17	12	38,000	0.3%	$30.35
2015	3	86,000	0.7%	19.58	36	83,000	4.2%	39.50	39	169,000	1.2%	29.34
2016	10	253,000	2.1%	21.78	83	194,000	9.7%	34.55	93	447,000	3.2%	27.32
2017	8	256,000	2.2%	12.84	68	211,000	10.6%	31.92	76	467,000	3.4%	21.47
2018	20	997,000	8.4%	10.46	53	162,000	8.1%	39.26	73	1,159,000	8.4%	14.49
2019	28	994,000	8.4%	17.67	71	217,000	10.9%	38.67	99	1,211,000	8.7%	21.43
2020	28	1,099,000	9.2%	13.85	46	162,000	8.1%	38.93	74	1,261,000	9.1%	17.07
2021	21	754,000	6.3%	15.64	28	90,000	4.5%	36.17	49	844,000	6.1%	17.84
2022	16	904,000	7.6%	9.95	35	99,000	5.0%	39.98	51	1,003,000	7.2%	12.92
2023	17	998,000	8.4%	16.58	30	105,000	5.3%	32.96	47	1,103,000	7.9%	18.13
2024	22	1,203,000	10.1%	12.28	33	124,000	6.2%	26.71	55	1,327,000	9.6%	13.63
2025	8	545,000	4.6%	13.78	25	74,000	3.7%	34.39	33	619,000	4.5%	16.24
Thereafter	41	3,522,000	29.7%	13.08	14	128,000	6.5%	37.34	55	3,650,000	26.2%	13.93
Subtotal/Average	223	11,624,000	97.8%	$13.74	533	1,674,000	84.1%	$35.76	756	13,298,000	95.8%	$16.52
Vacant	14	264,000	2.2%	N/A	112	317,000	15.9%	N/A	126	581,000	4.2%	N/A
Total/Average	237	11,888,000	100%	N/A	645	1,991,000	100%	N/A	882	13,879,000	100%	N/A

(1) Year of expiration excludes tenant renewal options.
(2) Weighted average annual rent per square foot is calculated by annualizing tenant's base rent, including ground rent, and excludes tenant reimbursements and concessions and storage rent.

Note: Amounts shown in table above includes both current leases and signed leases that have not commenced for all retail properties (including properties in redevelopment). The average base rent for our warehouse property (excluded from the table above) is $4.44 per square foot.

URBAN EDGE PROPERTIES
PROPERTY STATUS REPORT
As of March 31, 2015 (unaudited)
(dollars in thousands)

Property	Total Square Feet (1)	Percent Leased (1)	Weighted Average Annual Rent per sq ft (2)	Mortgage Debt		Major Tenants
SHOPPING CENTERS AND MALLS:
California:
Signal Hill	45,000	100.0%	$24.08	—		Best Buy
Vallejo (ground leased through 2043)	45,000	100.0%	17.51	—		Best Buy
Walnut Creek (1149 South Main Street)	29,000	100.0%	45.11	—		Barnes & Noble
Walnut Creek (Mt. Diablo) (4)	7,000	100.0%	70.00	—		Anthropologie

Connecticut:
Newington	188,000	100.0%	9.44	$10,907	(3)	Wal-Mart, Staples
Waterbury	148,000	68.8%	16.69	$13,567	(3)	ShopRite

Maryland:
Baltimore (Towson)	155,000	100.0%	16.49	$15,163	(3)	Shoppers Food Warehouse, hhgregg, Staples, Home Goods, Golf Galaxy
Glen Burnie	121,000	90.5%	9.28	—		Gavigan’s Home Furnishings, Pep Boys
Rockville	94,000	98.1%	24.01	—		Regal Cinemas
Wheaton (ground leased through 2060)	66,000	100.0%	14.94	—		Best Buy

Massachusetts:
Cambridge (ground and building leased through 2033)	48,000	100.0%	21.83	—		PetSmart, Modell’s Sporting Goods
Chicopee	224,000	100.0%	5.50	$8,060	(3)	Wal-Mart
Milford (ground and building leased through 2019)	83,000	100.0%	9.01	—		Kohl’s
Springfield	182,000	100.0%	5.70	$5,560	(3)	Wal-Mart

New Hampshire:
Salem (ground leased through 2102)	37,000	100.0%	12.58	—		Babies “R” Us

New Jersey:
Bergen Town Center - East, Paramus	211,000	93.6%	18.47	—		Lowe’s, REI
Bergen Town Center - West, Paramus, NJ	952,000	99.9%	30.66	$300,000		Target, Century 21, Whole Foods Market, Marshalls, Nordstrom Rack, Saks Off 5th, Home Goods, Hennes & Mauritz, Bloomingdale’s Outlet, Nike Factory Store, Old Navy, Nieman Marcus Last Call Studio
Bricktown	278,000	92.8%	18.42	$31,018	(3)	Kohl’s, ShopRite, Marshalls
Carlstadt (ground leased through 2050)	78,000	100.0%	22.57	—		Stop & Shop

URBAN EDGE PROPERTIES
PROPERTY STATUS REPORT
As of March 31, 2015 (unaudited)
(dollars in thousands)

Property	Total Square Feet (1)	Percent Leased (1)	Weighted Average Annual Rent per sq ft (2)	Mortgage Debt		Major Tenants
Cherry Hill	261,000	88.0%	9.02	$13,461	(3)	Wal-Mart, Toys “R” Us
Dover	173,000	93.0%	12.79	$12,769	(3)	ShopRite, T.J. Maxx
East Brunswick	427,000	100.0%	14.01	$35,594	(3)	Lowe’s, Kohl’s, Dick’s Sporting Goods, P.C. Richard & Son, T.J. Maxx, LA Fitness
East Hanover (200 - 240 Route 10 West)	343,000	86.3%	19.75	$37,136	(3)	The Home Depot, Dick’s Sporting Goods, Marshalls
East Hanover (280 Route 10 West)	26,000	100.0%	35.20	$4,416	(3)	REI
East Rutherford	197,000	100.0%	12.44	$13,195	(3)	Lowe’s
Eatontown	30,000	73.7%	29.09	—		Petco
Englewood	41,000	73.6%	19.96	$11,537		New York Sports Club
Garfield	195,000	100.0%	12.35	—		Wal-Mart, Marshalls
Hackensack	275,000	74.5%	23.54	$39,370	(3)	The Home Depot, Staples, Petco
Hazlet	123,000	100.0%	2.64	—		Stop & Shop (5)
Jersey City	236,000	100.0%	11.97	$19,686	(3)	Lowe’s, P.C. Richard & Son
Kearny	104,000	100.0%	19.64	—		LA Fitness (lease not commenced), Marshalls
Lawnside	145,000	100.0%	14.22	$10,375	(3)	The Home Depot, PetSmart
Lodi (Route 17 North)	171,000	100.0%	12.28	$11,013	(3)	National Wholesale Liquidators
Lodi (Washington Street)	85,000	90.3%	19.07	—		Blink Fitness, Aldi
Manalapan	208,000	100.0%	17.41	$20,430	(3)	Best Buy, Bed Bath & Beyond, Babies “R” Us, Modell’s Sporting Goods, PetSmart
Marlton	213,000	100.0%	13.90	$16,759	(3)	Kohl’s, ShopRite, PetSmart
Middletown	231,000	96.3%	12.49	$16,866	(3)	Kohl’s, Stop & Shop
Montclair	18,000	100.0%	26.20	$2,554	(3)	Whole Foods Market
Morris Plains	177,000	95.9%	20.84	$20,750	(3)	Kohl’s, ShopRite (5)
North Bergen (Kennedy Boulevard)	62,000	100.0%	13.03	$4,948	(3)	Food Basics
North Bergen (Tonnelle Avenue)	410,000	100.0%	20.31	$75,000		Wal-Mart, BJ’s Wholesale Club, PetSmart, Staples
North Plainfield	212,000	88.3%	7.37	—		Costco, The Tile Shop
Paramus (ground leased through 2033)	63,000	100.0%	42.23	—	(3)	24 Hour Fitness
South Plainfield (ground leased through 2039)	56,000	85.9%	22.04	$4,975	(3)	Staples, Party City
Totowa	271,000	100.0%	16.32	$24,048	(3)	The Home Depot, Bed Bath & Beyond, buy buy Baby, Marshalls, Staples
Turnersville	96,000	96.3%	7.00	—		Haynes Furniture Outlet (The Dump)

URBAN EDGE PROPERTIES
PROPERTY STATUS REPORT
As of March 31, 2015 (unaudited)
(dollars in thousands)

Property	Total Square Feet (1)	Percent Leased (1)	Weighted Average Annual Rent per sq ft (2)	Mortgage Debt		Major Tenants
Union (2445 Springfield Avenue)	232,000	100.0%	17.85	$27,666	(3)	The Home Depot
Union (Route 22 and Morris Avenue)	276,000	99.4%	18.30	$31,389	(3)	Lowe’s, Toys “R” Us, Office Depot
Watchung	170,000	96.6%	16.57	$14,631	(3)	BJ’s Wholesale Club
Woodbridge	226,000	100.0%	13.46	$20,058	(3)	Wal-Mart

New York:
Bronx (1750-1780 Gun Hill Road)	77,000	90.7%	33.59	—		Planet Fitness, Aldi
Bronx (Bruckner Boulevard)	501,000	86.9%	16.78	—		Kmart, Toys “R” Us, Marshalls, Old Navy, Gap
Buffalo (Amherst)	311,000	100.0%	9.35	—		BJ’s Wholesale Club, T.J. Maxx, Home Goods, Toys “R” Us, LA Fitness
Commack (ground and building leased through 2021)	47,000	100.0%	21.45	—		PetSmart, Ace Hardware
Dewitt (ground leased through 2041)	46,000	100.0%	20.46	—		Best Buy
Freeport (240 West Sunrise Highway) (ground and building leased through 2040)	44,000	100.0%	20.28	—		Bob’s Discount Furniture
Freeport (437 East Sunrise Highway)	173,000	100.0%	18.86	$20,750	(3)	The Home Depot, Staples
Huntington	204,000	100.0%	14.82	$16,174	(3)	Kmart, Marshalls, Old Navy, Petco
Inwood	96,000	80.1%	18.94	—		Stop & Shop
Mount Kisco	189,000	100.0%	16.89	$15,566		Target, A&P
New Hyde Park (ground and building leased through 2029)	101,000	100.0%	20.21	—		Stop & Shop
Oceanside	16,000	100.0%	28.00	—		Party City
Rochester	205,000	100.0%	3.08	$4,256	(3)	Wal-Mart
Rochester (Henrietta) (ground leased through 2056)	165,000	96.2%	4.15	—		Kohl’s
Staten Island	165,000	88.2%	23.77	—		Western Beef, Planet Fitness
West Babylon	66,000	93.0%	17.00	—		Best Market, Rite Aid

Pennsylvania:
Allentown	372,000	100.0%	12.08	$29,103	(3)	Burlington Coat Factory, Giant Food, Dick’s Sporting Goods, T.J. Maxx, Petco
Bensalem	185,000	98.9%	12.34	$14,445	(3)	Kohl’s, Ross Dress for Less, Staples, Petco
Bethlehem	147,000	98.9%	8.26	$5,427	(3)	Giant Food, Petco
Broomall	169,000	100.0%	10.24	$10,375	(3)	Giant Food, Planet Fitness, A.C. Moore, PetSmart

URBAN EDGE PROPERTIES
PROPERTY STATUS REPORT
As of March 31, 2015 (unaudited)
(dollars in thousands)

Property	Total Square Feet (1)	Percent Leased (1)	Weighted Average Annual Rent per sq ft (2)	Mortgage Debt		Major Tenants
Glenolden	102,000	100.0%	12.41	$6,651	(3)	Wal-Mart
Lancaster	228,000	100.0%	4.31	$5,241	(3)	Lowe’s, Community Aid, Inc. (lease not commenced), Sleepy’s
Springfield (ground and building leased through 2025)	41,000	100.0%	20.90	—		PetSmart
Wilkes-Barre (461 - 499 Mundy Street)	204,000	91.7%	12.81	—		Bob’s Discount Furniture, Babies “R” Us, Ross Dress for Less, Marshalls, Petco
Wyomissing (ground and building leased through 2065)	76,000	93.2%	15.56	—		LA Fitness, PetSmart
York	111,000	86.2%	8.75	$5,054	(3)	Ashley Furniture, Tractor Supply Company, Aldi

South Carolina:
Charleston (ground leased through 2063)	45,000	100.0%	14.19	—		Best Buy

Virginia:
Norfolk (ground and building leased through 2069)	114,000	100.0%	7.08	—		BJ’s Wholesale Club
Tyson’s Corner (ground and building leased through 2035)	38,000	100.0%	39.13	—		Best Buy

Puerto Rico:
Las Catalinas	355,000	93.1%	36.63	$130,000		Kmart
Montehiedra	542,000	90.5%	18.23	$117,946		Kmart, The Home Depot, Marshalls, Caribbean Theatres, Tiendas Capri, Nike Factory Store

Total Shopping Centers and Malls	13,879,000	95.8%	$16.55 (2)	$1,253,889

WAREHOUSES:
East Hanover - Five Buildings	942,000	60.8%	4.41	—		J & J Tri-State Delivery (lease not commenced), Foremost Groups Inc., Fidelity Paper & Supply Inc., Consolidated Simon Distributors Inc., Meyer Distributing Inc., Givaudan Flavors Corp.

Total Urban Edge Properties	14,821,000	93.6%	$16.18	$1,253,889
(1) Percent leased is expressed as a percent of total square feet (gross leasable area) subject to a lease.
(2) Weighted average annual rent per square foot is calculated by annualizing tenant's current base rent, including ground rent, and excludes tenant reimbursements, concessions and storage rent. The total weighted average annual rent per square foot includes 3.6 million square feet where the tenants own the building and pay us rent pursuant to ground leases. Excluding the ground leases, the weighted average annual rent per square foot for our retail portfolio is $19.40 per square foot.
(3) Denotes that property is included in a cross-collateralized securitization. See page 18.
(4) Our ownership of Walnut Creek (Mt. Diablo) is 95% at March 31, 2015.
(5) The tenant has ceased operations at this location but continues to pay rent.

URBAN EDGE PROPERTIES
DEVELOPMENT AND REDEVELOPMENT PROJECTS
As of March 31, 2015 (unaudited)
(in thousands, except square footage data)

ACTIVE PROJECTS:
PROPERTY	Project GLA(3)	Total GLA(4)	Anchors	Target Stabilization Date(5)	Estimated Gross Cost(1)	Estimated Net Cost(6)	Incurred as of 3/31/15	Balance to Complete (Gross Cost)
East Hanover warehouses	942,000	942,000	N/A	2018	$22,100	$14,100	$10,605	$11,495
Bruckner Boulevard	157,000	501,000	Kmart, Toys "R" Us	2018	24,000	24,000	420	23,580
Montehiedra Town Center	542,000	542,000	Sears, Kmart	2017	19,700	17,500	3,165	16,535
Total active projects	1,641,000	1,985,000			$65,800	$55,600	$14,190	$51,610

REDEVELOPMENT PIPELINE:
PROPERTY	POTENTIAL INVESTMENT(2)	TARGETED COMPLETION(2)	PROJECT DESCRIPTION
Bergen Town Center	$120,000-$130,000	2020	200,000± sf expansion with parking deck
Garfield	$19,000-$21,000	2018	Approved pad for 75,000± sf
Walnut Creek	$12,000-$15,000	2019	Possible 15,000± sf expansion
Montclair	$10,000-$12,000	2018	Possible expansion
Bergen East	$14,000-$16,000	2018	Approved pads for 60,000± sf
Bricktown	$2,000-$3,000	2017	Possible 4,000± sf expansion
Glen Burnie	$1,000-$2,000	2018	Possible pad for 8,000± sf
North Plainfield	$4,000-$5,000	2018	Possible 12,500 sf expansion and pad for 15,000± sf
Rockaway	$1,000±	2017	Approved pad for 4,000± sf
Cherry Hill	$1,000±	2019	Approved pad for 5,000± sf
Kearny	$5,000-$6,000	2018	Possible 25,000± sf expansion
Marlton	$1,000±	2018	Possible pad for 2,000± sf
(1) Project costs exclude the allocation of internal costs such as labor, interest, and taxes
(2) Targeted completion and potential investment are subject to change as a result of uncertainties (some of which are not under the direct control of the company) that are inherent in the development process.
(3) Project GLA is subject to change based upon build-to-suit and other tenant driven requirements.
(4) Total GLA represents all GLA for the corresponding property and, for redevelopments, includes portions of the center not subject to redevelopment.
(5) Target stabilization date reflects the first full year in which the property is 90% leased. Properties may continue to be reflected in development or redevelopment until they are included in our same-property pool, which is normally one year from rent commencement. This period may be in excess of one year to the extent that the anchors commence rent but receive rent concessions or other forms of reduced rent for a limited period following rent commencement.
(6) Reflects costs after sales of outparcels, construction cost reimbursements and expenses paid by Vornado.

URBAN EDGE PROPERTIES
DEBT SUMMARY
As of March 31, 2015 (unaudited) and December 31, 2014
(in thousands)

	March 31, 2015	December 31, 2014
Fixed rate debt	$1,193,889	$1,211,535
Variable rate debt	60,000	77,000
Total debt	$1,253,889	$1,288,535

% Fixed rate debt	95.2%	94.0%
% Variable rate debt	4.8%	6.0%
Total	100%	100%

Secured mortgage debt	$1,253,889	$1,288,535
Unsecured debt	—	—
Total debt	$1,253,889	$1,288,535

% Secured mortgage debt	100%	100%
% Unsecured mortgage debt	N/A	N/A
Total	100%	100%

Weighted average remaining maturity on secured mortgage debt	6.5 years	6.2 years

Total market capitalization (see page 7)	$3,751,171

% Secured mortgage debt	33.4%
% Unsecured debt	—%
Total debt : Total market capitalization	33.4%

Weighted average interest rate on secured mortgage debt(1)	4.15%	4.24%
Weighted average interest rate on unsecured debt(2)	—%

(1) Weighted average interest rates are calculated based on balances outstanding at the respective dates.
(2) No amounts are currently outstanding on the unsecured line of credit. To the extent borrowing occurs, the line bears interest at LIBOR plus 1.15%.

URBAN EDGE PROPERTIES
MORTGAGE DEBT SUMMARY
As of March 31, 2015 (unaudited) and December 31, 2014
(dollars in thousands)

Debt Instrument	Maturity Date	Rate	March 31, 2015	December 31, 2014	Percent of Debt
40 property securitization - Fixed(6)	9/10/2020	4.30%	$543,840	$547,231	43.4%
40 property securitization - Variable (1)(6)	9/10/2020	2.36%	60,000	60,000	4.8%
Bergen Town Center	4/8/2023	3.56%	300,000	300,000	23.9%
Las Catalinas	8/6/2024	4.43%	130,000	130,000	10.4%
Montehiedra, Puerto Rico (senior loan) (2)	7/6/2021	5.33%	87,946	120,000	7.0%
Montehiedra, Puerto Rico (junior loan) (2)	7/6/2021	3.00%	30,000	—	2.4%
North Bergen	1/9/2018	4.59%	75,000	75,000	6.0%
Mt Kisco -Target(7)	11/15/2034	6.40%	15,566	15,657	1.2%
Englewood (5)	10/1/2018	6.22%	11,537	11,571	0.9%
Mt Kisco - A&P (4)	2/11/2015	5.32%	—	12,076	—%
Staten Island (Forest Plaza) (3)	7/6/2018	1.47%	—	17,000	—%
Total mortgage debt		4.15%	$1,253,889	$1,288,535	100%

DEBT MATURITY SCHEDULE

Year	Scheduled Amortization	Balloon Payments	(Discount) Scheduled Amortization	Total	Weighted Average Interest rate at maturity	Percent of debt maturing
2015	$10,847	$—	$(40)	$10,807	4.4%	0.9%
2016	16,041	—	(61)	15,980	4.4%	1.3%
2017	16,845	—	(61)	16,784	4.4%	1.3%
2018	16,218	83,551	(61)	99,708	4.7%	8.0%
2019	17,382	—	(61)	17,321	4.4%	1.4%
2020	13,788	521,387	(61)	535,114	4.1%	42.7%
2021	2,802	117,946	(61)	120,687	4.7%	9.6%
2022	2,943	—	(61)	2,882	5.0%	0.2%
2023	3,091	300,000	(61)	303,030	3.6%	24.2%
Thereafter	12,243	120,000	(667)	131,576	4.7%	10.4%
Total	$112,200	$1,142,884	$(1,195)	$1,253,889	4.2%	100%
(1) Subject to a LIBOR floor of 1.00%, bears interest at LIBOR plus 136 bps.
(2) On January 6, 2015, we completed a loan restructuring was completed applicable to the $120 million, 6.04% mortgage loan secured by Montehiedra Town Center. The loan has been extended from July 2016 to July 2021 and separated into two tranches, a senior $90 million position with interest at 5.33% to be paid currently, and a junior $30.0 million position with interest accruing at 3%. As part of the planned redevelopment of the property, the Company is committed to fund $20 million for leasing and building capital expenditures of which $8 million has been funded as of March 31, 2015.
(3) This loan was repaid on March 10, 2015.
(4) This loan was repaid on February 11, 2015.
(5) On March 30, 2015, we notified the lender that the property’s operating cash flow will be insufficient to pay the debt service; accordingly, at our request, the mortgage loan was transferred to the special servicer. We are in discussions with the special servicer to restructure the terms of the loan, there can be no assurance as to the timing and ultimate resolution of these discussions.
(6) See Property Status Report on page 12 for each property that comprises the 40 property securitization.
(7) The mortgage payable balance on the loan secured by Mt. Kisco -Target includes $1,195 of unamortized debt discount, the effective interest rate including amortization of the debt discount is 7.33%.